Exhibit 10.45

EXECUTION COPY

WAIVER, CONSENT AND SEVENTH AMENDMENT TO AMENDED AND

RESTATED REVOLVING CREDIT AGREEMENT

This Waiver, Consent Seventh Amendment to Amended and Restated Revolving Credit Agreement (this “Amendment”) is entered into as of March 20, 2007 (the “Effective Date”) by and among (i) Richardson Electronics, Ltd., a Delaware corporation (the “US-Borrower”), (ii) Burtek Systems Corp., a Nova Scotia ULC and successor by amalgamation to Burtek Systems Inc., a Canadian corporation, Richardson Electronics Canada, Ltd., a Canadian corporation (each a “Canada-Borrower”, and collectively, the “Canada-Borrowers”); (iii) Richardson Electronics Limited, an English limited liability company (the “UK-Borrower”); (iv) RESA, SNC, a French partnership, Richardson Electronique SNC, a French partnership, Richardson Electronics Iberica, S.A., a Spanish corporation, Richardson Electronics GmbH, a German limited liability company, Richardson Electronics Benelux B.V., a Dutch private limited liability company (each a “Euro-Borrower” and collectively, the “Euro-Borrowers”), and (v) Richardson Electronics KK, a company organized under the laws of Japan (the “Japan-Borrower”) (the US-Borrower, the Canada-Borrowers, the UK-Borrower, the Euro-Borrowers and the Japan-Borrower are collectively referred to as the “Borrowers”), the lenders party hereto (each, a “Lender” and collectively, the “Lenders”), JP Morgan Bank, N.A., London Branch, as Eurocurrency Agent (the “Eurocurrency Agent”), JPMorgan Chase Bank, N.A., Toronto Branch as Canada Agent (the “Canada Agent”), JPMorgan Chase Bank, N.A., through its International Banking Facility (IBF) Branch as Japan Agent (the “Japan Agent”) JPMorgan Chase Bank, N.A. (in such capacity, the “Administrative Agent”) (the Eurocurrency Agent, the Canada Agent, the Japan Agent and the Administrative Agent are collectively referred to as the “Funding Agents” and each individually a “Funding Agent”).

RECITALS

WHEREAS, the Borrowers, the Lenders and the Funding Agents are parties to that certain Amended and Restated Revolving Credit Agreement dated as of October 29, 2004 (as amended from time to time, the “Agreement”);

WHEREAS, UK Borrower contemplates entering into a contract (the “Real Property Purchase Agreement”) with Taylor Lindsey Limited (the “Real Property Buyer”) for UK Borrower’s sale of its freehold interest in premises located at Searby Road, Lincoln, England as registered at HM Land Registry with title absolute under title number LL36971 (the “UK Real Property”);

WHEREAS, the UK Real Property is currently used as a warehouse and is no longer required in the conduct of the business operations of the UK Borrower;

WHEREAS, UK Borrower’s sale of the UK Real Property requires the consent of the Required Lenders;

WHEREAS, the Lenders desire to consent to the sale (the “UK Real Property Sale”) of the UK Real Property from the UK Borrower to the Real Property Buyer and waive certain Events of Default associated with the transfer of certain personal property from the UK Real Property to a location in Schiphol-Rijk, Netherlands in each case on the terms and conditions set forth herein;

WHEREAS, the parties hereto desire to amend the pricing matrix contained in Annex A to the Agreement on terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, the parties hereto agree as follows:

1. Defined Terms. Capitalized terms used herein but not defined herein shall have the meanings ascribed thereto in the Agreement.

2. Consents.

The Lenders hereby consent under Section 6.12 of the Agreement to the UK Real Property Sale, subject to satisfaction of all of the following terms and conditions subsequent:

(a) Consistent with the price negotiated by the UK Borrower with the Real Property Buyer, UK Borrower shall receive not less than $1,500,000 in proceeds of the UK Real Property Sale;

(b) UK Borrower shall notify the Administrative Agent in writing of the closing of the UK Real Property Sale and all proceeds of the UK Real Property sale shall be immediately paid to the Administrative Agent for application against outstanding Loans in accordance with the terms of the Agreement;

(c) The UK Real Property Sale shall close not later than May 31, 2007 or such later date agreed by the Administrative Agent in its sole and absolute discretion; and

(d) The Administrative Agent shall have obtained, not later than June 15, 2007 a valid and perfected first priority security interest in all now existing and hereafter acquired Accounts, Inventory, Equipment and all other personal property located in Schiphol-Rijk, Netherlands (the “Netherlands Property”), in each case free and clear of Liens other than Permitted Liens and the US-Borrower and the Euro Borrower shall take such other and further actions as may be necessary in the judgment of the Administrative Agent to perfect its security interest for the benefit of the applicable Lenders.

3. Waiver. The Lenders hereby waive Events of Default under Section 7.20 of the Agreement arising solely by reason of the temporary period in which the Collateral Documents do not create a perfected security interest in the Netherlands Property, provided that such security interest is re-perfected by the time and in the manner described in Section 2(d) of this Amendment.

4. Amendment. Annex A (Pricing Schedule) to the Agreement is hereby deleted in its entirety and replaced in the form attached hereto and made a part hereof.

5. Effectiveness. This Amendment shall become effective when the Administrative Agent has received all of the following acknowledged to be satisfactory by the Administrative Agent:

(a) This Amendment, executed by the requisite signatories;

(b) A certificate, signed by the chief financial officer of Richardson Electronics, Ltd. substantially in the form of Exhibit I attached hereto and made a part hereof, stating that on the date on which this Amendment becomes effective (the “Effective Time”) (after giving effect to this Amendment) no Default or Unmatured Default has occurred and is continuing and further certifying that the representations and warranties contained in Article 5 of the Agreement are true and correct on and as of the Effective Time;

(c) A true and complete copy of the executed Real Property Purchase Agreement;

(d) The representations and warranties contained in Section 6 of this Amendment shall be true and correct in all material respects; and

(e) Such other documents, instruments, approvals (and, if requested by the Administrative Agent, certified duplicates of executed copies thereof) or opinions as the Administrative Agent may reasonably request.

6. Representations and Warranties. Each Borrower represents and warrants to the Lenders and Funding Agents (which representations and warranties shall become part of the representations and warranties made by such Borrower under the Agreement) that:

(a) The execution, delivery and performance of this Amendment has been duly authorized by all necessary action and will not require any consent or approval of any person or entity, violate in any material respect any provision of any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award presently in effect having applicability to it or constitute a default under any indenture or loan or credit agreement or any other agreement, lease or instrument to which any Borrower is a party or by which it or its properties may be bound or affected;

(b) Except for (i) public filings in the Netherlands necessary to perfect security interests in Netherlands Property and (ii) releases or terminations of record (if any) necessary to effect the transfer of the UK Real Property, no consent, approval or authorization of or declaration or filing with any governmental authority or any non-governmental person or entity, including without limitation, any creditor or partner of any Borrower is required on the part of such Borrower in connection with the execution, delivery and performance of this Amendment or the transactions contemplated thereby and the execution, delivery and performance of this Amendment and the transactions contemplated hereby will not violate the terms of any contract or agreement to which such Borrower is a party;

(c) The Agreement, as amended hereby, is the legal, valid and binding obligation of each Borrower, enforceable against it in accordance with the terms thereof;

(d) The most recent financial statements of each Borrower delivered to the Lender are complete and accurate in all material respects and present fairly the financial condition of such Borrowers as of such date in accordance with generally accepted accounting principles. There has been no adverse material change in the condition of the business, properties, operations or condition, financial or otherwise, of any Borrower since the date of such financial statements. There are no material liabilities of any Borrower, fixed or contingent, which are material but not reflected on such financial statements or in the notes thereto; and

(e) After giving effect to this Amendment and the transactions contemplated hereby, no Default or Event of Default has occurred or exists under the Agreement as of the Effective Date hereof.

7. Acknowledgement and Reaffirmation. Each Borrower hereby ratifies and affirms all of the obligations and undertakings contained in the Agreement and the Agreement remains in full force and effect in accordance with its terms. Each Borrower hereby acknowledges, agrees and affirms that each document and instrument securing or supporting the obligations and indebtedness owing to the Lenders and Funding Agents prior to the date of this Amendment remains in full force and effect in accordance with its terms, and that such security and support remains in full force effect as to all obligations under the Agreement.

8. Expenses. The Borrowers jointly and severally agree to pay and save the Lenders and Funding Agents harmless from liability for the payment of all costs and expenses arising in connection with this Amendment, including the reasonable fees and expenses of Baker & McKenzie LLP, counsel to the Administrative Agent and certain of the Lenders, in connection with the preparation and review of this Amendment and any related documents.

9. Governing Law. This Amendment shall be governed by, and shall be construed and enforced in accordance with, the laws of the State of Illinois.

10. Counterparts; Facsimile. This Amendment may be executed in one or more counterparts, each of which together shall constitute the same agreement. One or more counterparts of this Amendment may be delivered by facsimile, with the intention that such delivery shall have the same effect as delivery of an original counterpart thereof.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the date first written above.

BORROWERS:

RICHARDSON ELECTRONICS, LTD.

BY:

TITLE:

BURTEK SYSTEMS CORP.

BY:

TITLE:

RICHARDSON ELECTRONICS CANADA, LTD.

BY:

TITLE:

RICHARDSON ELECTRONICS LIMITED

BY:

TITLE:

RESA, SNC

BY:

TITLE:

RICHARDSON ELECTRONIQUE SNC

BY:

TITLE:

RICHARDSON ELECTRONICS IBERICA, S.A.

BY:

TITLE:

RICHARDSON ELECTRONICS GMBH

BY:

TITLE:

RICHARDSON ELECTRONICS BENELUX B.V.

BY:

TITLE:

RICHARDSON ELECTRONICS KK

BY:

TITLE:

FUNDING AGENTS:

JPMORGAN CHASE BANK, N.A.

BY:

TITLE:

JP MORGAN CHASE BANK, N.A., London Branch

BY:

TITLE:

JPMORGAN CHASE BANK, N.A., Toronto Branch

BY:

TITLE:

JPMORGAN CHASE BANK, N.A., through its International Banking Facility (IBF) Branch

BY:

TITLE:

LENDERS:

HARRIS N.A. (f/k/a HARRIS TRUST AND SAVINGS BANK)

BY:

TITLE:

BANK OF MONTREAL, Toronto Branch

BY:

TITLE:

BANK OF MONTREAL, London Branch

BY:

TITLE:

NATIONAL CITY BANK, Canada Branch

BY:

TITLE:

NATIONAL CITY BANK, SUCCESSOR BY MERGER TO NATIONAL CITY BANK OF THE MIDWEST

BY:

TITLE:

LASALLE BANK NATIONAL ASSOCIATION

BY:

TITLE:

LASALLE BUSINESS CREDIT, a division of ABN AMRO Bank N.V., Canada Branch

BY:

TITLE:

JPMORGAN CHASE BANK, N.A., London Branch

BY:

TITLE:

JPMORGAN CHASE BANK, N.A., Toronto Branch

BY:

TITLE:

JPMORGAN CHASE BANK, N.A.

BY:

TITLE:

JP MORGAN EUROPE LIMITED

BY:

TITLE:

JPMORGAN CHASE BANK, N.A., through its International Banking Facility (IBF) Branch

BY:

TITLE:

EXHIBIT I

OFFICER’S CERTIFICATE

This Certificate is delivered to JPMorgan Chase Bank, N.A., as Administrative Agent by Richardson Electronics, Ltd., pursuant to that certain Amended and Restated Revolving Credit Agreement, dated as of October 29, 2004 among the Borrowers named therein, the Lenders set forth on the signature pages thereto and the Funding Agents identified therein (as amended or modified from time to time, the “Credit Agreement”). All capitalized terms used herein but not defined shall have the respective meanings ascribed thereto in the Credit Agreement. The undersigned, in his capacity as chief financial officer of Richardson Electronics, Ltd., hereby certifies to the Funding Agents and the Lenders that on the date hereof no Default or Unmatured Default has occurred and is continuing and that all the representations and warranties contained in Article V of the Credit Agreement are true and correct on and as of the date hereof.

This Certificate is delivered as of March __, 2007.

By:

ANNEX A

PRICING SCHEDULE

Applicable Margin	Level I Status	Level II Status	Level III Status	Level IV Status
Eurocurrency Rate	1.00%	1.25%	1.75%	2.00%
BA Rate	1.00%	1.25%	1.75%	2.00%
Floating Rate	0.00%	0.00%	0.00%	0.00%
TIBOR Rate	1.00%	1.25%	1.75%	2.00%
Standby Letter of Credit Fee	1.00%	1.25%	1.75%	2.00%

For the purposes of this Schedule, the following terms have the following meanings, subject to the final paragraph of this Schedule:

“Financials” means the annual or quarterly financial statements of the US-Borrower delivered by the US-Borrower pursuant to this Agreement.

“Level I Status” exists at any date if, as of the last day of the fiscal quarter of the US-Borrower referred to in the most recent Financials, the Leverage Ratio is less than 1.50 to 1.00.

“Level II Status” exists at any date if, as of the last day of the fiscal quarter of the US-Borrower referred to in the most recent Financials, (i) the US-Borrower has not qualified for Level I Status and (ii) the Leverage Ratio is less than 2.00 to 1.00.

“Level III Status” exists at any date if, as of the last day of the fiscal quarter of the US-Borrower referred to in the most recent Financials, (i) the US-Borrower has not qualified for Level I Status or Level II Status and (ii) the Leverage Ratio is less than 2.50 to 1.00.

“Level IV Status” exists at any date if, as of the last day of the fiscal quarter of the US-Borrower referred to in the most recent Financials, the US-Borrower has not qualified for Level I Status, Level II Status or Level III Status.

“Status” means, at any date of determination, whichever of Level I Status, Level II Status, Level III Status, or Level IV Status exists at such time.

The Applicable Margin set forth above shall be subject to adjustment (upwards or downwards, as appropriate) based on the US-Borrower’s Status as at the end of each fiscal quarter in accordance with the table set forth above. The US-Borrower’s Status as at the last day of each fiscal quarter shall be determined from the then most recent Financials. The adjustment, if any, shall be effective commencing five (5) Business Days after the delivery to the Lenders of such Financials. In the event that the US-Borrower shall at any time fail to furnish to the Lenders such Financials (together with a Compliance Certificate) within the time limitations specified by this Agreement, then the maximum Applicable Margin shall apply from the date of such failure until the fifth (5th) Business Day after such Financials (and accompanying Compliance Certificate) are so delivered.